The UBS Funds

Summary Prospectus Supplement | January 10, 2022

Includes:

•  UBS Municipal Bond Fund

Dear Investor,

The purpose of this supplement is to update the information in the Summary Prospectus relating to Class A and Class P shares, dated October 28, 2021, for UBS Municipal Bond Fund, a series of The UBS Funds, as follows:

On page 5 of the Summary Prospectus, the returns for the Fund's secondary benchmark, the Bloomberg Municipal Managed Money Intermediate (1-17) Index, for the 1 year, 5 years and Life of class periods that appear in the "Average annual total returns" table are replaced with the following:

Bloomberg Municipal Managed Money Intermediate (1-17) Index	5.70%	3.69%	3.69%

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

ZS-1137